Exhibit 99.1

Investor Inquiries:

Bill Dunaway, 816-457-6246

billd@fcstone.com

FCStone Group, Inc. Announces Filing of Registration Statement

to Facilitate Follow-On Secondary Offering

West Des Moines, Iowa, July 12, 2007 – FCStone Group, Inc. (FCStone), (NASDAQ: FCSX), announced today that it has filed an automatically effective shelf registration statement on Form S-3 with the Securities and Exchange Commission.

Shares of Series 1, Series 2 and Series 3 common stock of FCStone are subject to restrictions on transfer that expire on September 17, 2007, March 15, 2008 and September 11, 2008, respectively. These shares were acquired by stockholders of FCStone prior to FCStone’s initial public offering in March 2007 and are convertible into shares of FCStone’s common stock upon certain events, including upon expiration of the foregoing restrictions on transfer. FCStone is proposing an underwritten public secondary offering of shares of common stock issuable upon conversion of Series 1, Series 2 and Series 3 common stock prior to the expiration of these transfer restrictions, together with shares of common stock purchased in the initial public offering by participants in a directed share program, which also have restrictions on transfer due to lock-up agreements. BMO Capital Markets Corp. and Banc of America Securities LLC will serve as joint lead book-running managers for the proposed offering. William Blair & Company, L.L.C., Raymond James & Associates, Inc. and Sandler O’Neill + Partners, L.P. will serve as co-managers for the proposed offering. Neither FCStone nor any of its executive officers will sell any shares of common stock in the offering.

The proposed secondary offering would be for up to 4.3 million shares of common stock, plus an additional 15%, or 645,000 shares, pursuant to an over-allotment option that would be granted to the underwriters of the offering. The actual number of shares included in the offering will depend on the interest of selling stockholders to participate in the proposed offering, market conditions and general demand for the shares being offered. FCStone is mailing to holders of its Series 1, Series 2 and Series 3 common stock and holders of common stock purchased in the directed share program letters and related materials offering to such holders the opportunity to participate in the proposed secondary offering.

FCStone’s expectation is that the secondary offering will be completed in August 2007, but in any event not later than September 17, 2007.

There can be no assurance that FCStone will pursue or consummate the proposed offering at this time or at any time in the future.

A registration statement relating to these securities became automatically effective and was filed with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward Looking Statements

This press release may include forward-looking statements regarding, among other things, our plans, strategies and prospects, both business and financial. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to FCStone Group, Inc., are intended to identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These statements involve known and unknown risks, assumptions, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, strategy, anticipated, estimated or projected results or achievements expressed or implied by these forward-looking statements. These factors include, among other things, customer acceptance of risk management, commodity price volatility, transaction volumes, interest rates, our ability to develop new products for our customers and other factors set forth elsewhere herein and in the Company’s Securities and Exchange Commission filings, including the Forms, 10-K, 10-Q and 8-K reports. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

Our forward-looking statements speak only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.